Exhibit 99.2 TREMONT MORTGAGE TRUST TRMT Third Quarter 2020 Nasdaq Listed Supplemental Operating and Financial Data The Blazer Plaza, Dublin, OH $22.8 Million First Mortgage Whole Loan 1000 Floral Vale, Yardley, PA $14.9 Million First Mortgage Whole Loan All amounts in this report are unaudited.

TABLE OF CONTENTS CORPORATE INFORMATION Page Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS Third Quarter 2020 Highlights 8 TABLE OF CONTENTS Condensed Consolidated Balance Sheets 9 Condensed Consolidated Statements of Operations 10 Debt Summary 11 Reconciliation of Net Income to Core Earnings 12 PORTFOLIO OVERVIEW Third Quarter 2020 Portfolio Summary 14 Loan Investment Details 15 Loan Portfolio Diversification 16 Interest Rate Sensitivity 17 Capital Structure Overview 18 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 19 NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS 20 Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 2

CORPORATE INFORMATION West Park II, St. Louis, MO 1000 Floral Vale, Yardley, PA Part of West Park I, West Park II and Pine View Point Office Portfolio $14.9 Million First Mortgage Whole Loan $29.5 Million First Mortgage Whole Loan

COMPANY PROFILE The Company: Tremont Mortgage Trust, or TRMT, we, our or us, is a real estate investment trust, or REIT, that focuses on originating and investing in Corporate Headquarters: floating rate first mortgage whole loans secured by middle market and transitional commercial real estate, or CRE. We define middle market Two Newton Place CRE as commercial properties that have values up to $75.0 million and transitional CRE as commercial properties subject to redevelopment 255 Washington Street, Suite 300 or repositioning activities that are expected to increase the value of the properties. Newton, MA 02458-1634 (617) 796-8317 Management: Our Manager, Tremont Realty Advisors LLC, or TRA, is registered with the Securities and Exchange Commission, or SEC, as an investment Stock Exchange Listing: adviser and is owned by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc., or RMR Inc., Nasdaq COMPANY PROFILE a holding company listed on The Nasdaq Stock Market LLC, or Nasdaq, under the symbol “RMR”. We collectively refer to RMR Inc. and its consolidated subsidiaries, including RMR LLC, as RMR. Trading Symbol: RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. Common Shares: TRMT RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing TRMT, RMR manages Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, Office Key Data (as of and for the three months Properties Income Trust, a REIT that owns properties primarily leased to single tenants and those with high credit quality characteristics ended September 30, 2020): such as government entities, and Diversified Healthcare Trust, a REIT that owns high-quality, private-pay healthcare properties like medical (dollars in thousands) office and life science properties, senior living communities and wellness centers. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned Q3 2020 income from $ 3,390 operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel investments, net centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Mortgage Q3 2020 net income $ 2,625 Trust, which is in the process of converting from a registered investment company to a publicly traded mortgage REIT, which will focus on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, Q3 2020 Core Earnings $ 2,701 through one of its SEC-registered investment adviser subsidiaries. As of September 30, 2020, RMR had $32.1 billion of real estate assets Loans held for investment, net $ 280,219 under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 42,500 employees. Total assets $ 292,241 We believe our Manager’s relationship with RMR provides us with a depth of market knowledge that may allow us to identify high quality investment opportunities and to evaluate them more thoroughly than many of our competitors, including other commercial mortgage REITs. We also believe RMR’s broad platform provides us with access to RMR’s extensive network of real estate owners, operators, intermediaries, sponsors, financial institutions and other real estate related professionals and businesses with which RMR has historical relationships. We also believe that our Manager provides us with significant experience and expertise in investing in middle market and transitional CRE. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 4

INVESTOR INFORMATION Board of Trustees John L. Harrington William A. Lamkin Joseph L. Morea Independent Trustee Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION Executive Officers David M. Blackman G. Douglas Lanois President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information Investor Relations Inquiries Tremont Mortgage Trust Financial inquiries should be directed to Two Newton Place G. Douglas Lanois, Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 658-0755 or dlanois@tremontadv.com Newton, MA 02458-1634 (617) 796-7651 Investor and media inquiries should be directed to kbarry@trmtreit.com Kevin Barry, Manager, Investor Relations, www.trmtreit.com at (617) 796-7651 or kbarry@trmtreit.com Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 5

RESEARCH COVERAGE Equity Research Coverage UBS Securities, LLC Citibank Global Markets, Inc Brock Vandervliet Arren Cyganovich, CFA RESEARCH COVERAGE (212) 713-2382 (212) 816-3733 brock.vandervliet@ubs.com arren.cyganovich@citi.com JMP Securities Jones Trading Institutional Services, LLC Steven C. DeLaney Jason M. Stewart (212) 906-3517 (646) 465-9932 sdelaney@jmpsecurities.com jstewart@jonestrading.com TRMT is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding TRMT’s performance made by these analysts do not represent opinions, forecasts or predictions of TRMT or its management. TRMT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 6

FINANCIALS West Park II, St. Louis, MO Part of West Park I, West Park II and Pine View Point Office Portfolio $29.5 Million First Mortgage Whole Loan

THIRD QUARTER 2020 HIGHLIGHTS (1) • Net income of $2.6 million and Core Earnings of $2.7 million or $0.32 and $0.33 per diluted common share, respectively. • Income from investments, net, of $3.4 million. Financial Results • Book value per common share of $10.97. • Distribution of $0.01 per common share declared October 2020 and payable in November 2020. • 14 first mortgage whole loans diversified among office, retail, multifamily, industrial and hotel collateral, with an aggregate total loan commitment of $294.0 million. Loan Portfolio ◦ Weighted average maturity of 2.9 years based on maximum maturities. ◦ Weighted average coupon of 5.70% and All In Yield of 6.38%. ◦ All loans are current on debt service. • Our master repurchase facility with Citibank, N.A. or our Master Repurchase Facility, has $12.4 million available, comprised of approximately $8.3 million immediately available to be drawn on loans for which the principal amount outstanding is now below the THIRD QUARTER 2020 HIGHLIGHTS Capitalization allocated maximum leverage amount and $4.1 million available to be drawn to fund future advances on unfunded loan commitments. • Principal balance of funded repurchase leverage of $201.1 million; 2.1x Net Debt to Book Equity Ratio. • All loans held for investment have floating interest rates and required hedging instruments in place to mitigate the risk of increasing interest rates. The weighted average LIBOR floor is 2.10%. Interest Rates • Borrowings under our Master Repurchase Facility are subject to floating interest rates with no LIBOR floor. • Floating rate investments and floating rate liabilities support earnings stability. (1) As of September 30, 2020 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 8

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) September 30, December 31, 2020   2019 ASSETS Cash and cash equivalents $ 11,036 $ 8,732 Restricted cash — 143 Loans held for investment, net 280,219 242,078 Accrued interest receivable 946 755 Prepaid expenses and other assets 40 221 Total assets $ 292,241 $ 251,929 LIABILITIES AND SHAREHOLDERS' EQUITY Accounts payable, accrued liabilities and deposits $ 658 $ 1,011 MasterFinancial repurchase facility, net 200,501 164,694 Due to related persons 19 3 TotalSummary liabilities 201,178 165,708 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $0.01 par value per share; 25,000,000 shares authorized; 8,303,254 and 8,239,610 shares issued and outstanding, respectively 83 82 Additional paid in capital 89,035 88,869 Cumulative net income 8,590 1,937 Cumulative distributions (6,645) (4,667) CONDENSED CONSOLIDATED BALANCE SHEETS Total shareholders’ equity 91,063 86,221 Total liabilities and shareholders' equity $ 292,241 $ 251,929 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 9

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 INCOME FROM INVESTMENTS: Interest income from investments $ 4,632 $ 4,959 $ 13,412 $ 11,872 Less: interest and related expenses (1,242) (1,992) (4,367) (5,572) Income from investments, net 3,390 2,967 9,045 6,300 OTHER EXPENSES: General and administrative expenses 576 541 1,640 1,662 Reimbursement of shared services expenses 189 370 752 1,110 Total expenses (1) 765 911 2,392 2,772 Net income $ 2,625 $ 2,056 $ 6,653 $ 3,528 Weighted average common shares outstanding - basic and diluted 8,190 8,156 8,179 5,583 Net income per common share - basic and diluted $ 0.32 $ 0.25 $ 0.81 $ 0.63 (1) Our Manager has waived any base management or incentive fees otherwise due and payable by us under our management agreement for and through the periods ending December 31, 2020. If our Manager had not waived these base management and incentive fees, we would have recognized $332 and $322 of base management fees for the three months ended September 30, 2020 and 2019, respectively, $975 and $812 of base management fees for the nine months ended September 30, 2020 and 2019, respectively, and $129 and $164 of incentive fees for the three and nine months ended September 30, 2020, respectively. No incentive fees would have been paid or payable by us for either of the three or nine months ended September 30, 2019. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 10

DEBT SUMMARY (dollars in thousands) September 30, 2020 October 30, 2020 (1) Coupon Rate Principal Balance Maturity Date Amended Maturity Date Financings Under Master Repurchase Facility: Multifamily, Houston, TX (2) L + 1.85% $ 21,980 11/10/2020 11/10/2020 DEBT SUMMARY Retail, Paradise Valley, AZ (3) L + 2.10% 7,700 11/30/2020 11/30/2021 Retail, Coppell, TX L + 2.10% 11,632 02/05/2021 02/05/2021 Office, Metairie, LA L + 2.35% 12,377 04/11/2021 04/11/2021 Office, Houston, TX L + 2.15% 9,544 06/26/2021 06/26/2021 Office, St. Louis, MO L + 1.85% 20,229 11/06/2021 12/19/2021 Hotel, Atlanta, GA L + 2.00% 15,067 11/06/2021 12/21/2021 Multifamily, Rochester, NY L + 2.00% 18,412 11/06/2021 01/22/2022 Industrial, Barrington, NJ L + 2.00% 26,175 11/06/2021 05/06/2022 Retail, Omaha, NE L + 2.00% 9,761 11/06/2021 06/14/2022 Office, Yardley, PA L + 2.00% 10,506 11/06/2021 11/06/2022 Multifamily, Orono, ME L + 1.85% 12,778 11/06/2021 11/06/2022 Industrial, Allentown, PA L + 2.00% 10,500 11/06/2021 11/06/2022 Office, Dublin, OH L + 2.10% 14,390 11/06/2021 02/18/2022 Total/weighted average L + 2.00% $ 201,051 (1) On October 30, 2020, we amended our Master Repurchase Agreement to, among other things, extend the expiration date of our Master Repurchase Facility by one year to November 6, 2022, subject to early termination as provided for in our Master Repurchase Agreement. The amended initial maturity is the earlier of the maturity date of the loan investment or the amended maturity date of the Master Repurchase Facility. (2) In November 2020, we expect to execute an amendment to the loan agreement with the borrower under our loan related to a multifamily property located in Houston, TX which will extend the maturity date of the loan by one year to November 10, 2021, subject to the borrower funding an interest reserve of $500 and definitive documentation. (3) In October 2020, the borrower under our loan related to a retail property located in Paradise Valley, AZ exercised its right and satisfied the applicable conditions to extend the maturity date of the loan by one year to November 30, 2021, pursuant to the terms of the loan agreement. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 11

RECONCILIATION OF NET INCOME TO CORE EARNINGS ) (amounts in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Reconciliation of Net Income to Core Earnings: Net income $ 2,625 $ 2,056 $ 6,653 $ 3,528 Non-cash equity compensation expense 76 80 189 300 Core earnings $ 2,701 $ 2,136 $ 6,842 $ 3,828 Weighted average common shares outstanding - basic and diluted 8,190 8,156 8,179 5,583 Core earnings per common share - basic and diluted $ 0.33 $ 0.26 $ 0.84 $ 0.69 RECONCILIATION OF NET INCOME TO CORE EARNINGS Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 12

PORTFOLIO OVERVIEW 1711 Caroline Street, Houston, TX $28.0 Million First Mortgage Whole Loan 675 Bering Drive, Houston, TX $15.2 Million First Mortgage Whole Loan

THIRD QUARTER 2020 PORTFOLIO SUMMARY (dollars in thousands) Third Quarter 2020 Portfolio Activity Total Commitments (1) $296,050 $293,961 Unfunded Commitments $17,566 $13,974 $3,592 $2,089 Unfunded Commitments Portfolio Summary as of September 30, 2020 $278,484 $279,987 Principal Balance Number of loans 14 Average loan commitment $20,997 Total loan commitments (1) $293,961 Unfunded loan commitments $13,974 Q2 2020 Portfolio Fundings Repayments Q3 2020 Portfolio (2) Principal balance $279,987 Loan Originations by Quarter Weighted average coupon rate 5.70% THIRD QUARTER 2020 PORTFOLIO SUMMARY Weighted average All In Yield 6.38% $36,820 Total Commitments Weighted average Maximum Maturity 2.9 $33,011 $1,966 $10,694 Unfunded Commitments Weighted average LTV 67% (1) In July 2020, the borrower related to a retail property located in Coppell, TX sold a parcel of land that was a part of the property securing the loan. The borrower used $2,089 of the sale $31,045 Principal Balance proceeds to repay part of the outstanding principal balance under the loan which also $26,126 reduced the committed principal by the same amount. (2) In Q1 2020, we fully committed the capital available to us. $0 $0 $0 $0 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 14

LOAN INVESTMENT DETAILS (dollars in thousands) First Mortgage Whole Loans as of September 30, 2020: (1) Maximum Committed Maximum Maturity Origination Principal Principal Coupon All in Maturity (years Location Property Type Date Amount Balance Rate Yield (date) remaining) LTV Coppell, TX (2) Retail 02/05/2019 $ 20,826 $ 20,115 L + 3.50% L + 4.24% 02/05/2021 0.4 73% Houston, TX Multifamily 05/10/2019 28,000 27,897 L + 3.50% L + 4.36% 11/10/2022 2.1 56% Paradise Valley, AZ Retail 11/30/2018 11,853 10,564 L + 4.25% L + 5.72% 11/30/2022 2.2 48% Dublin, OH Office 02/18/2020 22,820 20,049 L + 3.75% L + 4.91% 02/18/2023 2.4 33% Metairie, LA Office 04/11/2018 18,102 17,173 L + 5.00% L + 5.65% 04/11/2023 2.6 79% Barrington, NJ Industrial 05/06/2019 37,600 34,962 L + 3.50% L + 4.05% 05/06/2023 2.6 79% LOAN INVESTMENT DETAILS Houston, TX Office 06/26/2018 15,200 14,421 L + 4.00% L + 4.59% 06/26/2023 2.8 69% St. Louis, MO Office 12/19/2018 29,500 27,611 L + 3.25% L + 3.75% 12/19/2023 3.3 72% Atlanta, GA Hotel 12/21/2018 24,000 23,904 L + 3.25% L + 3.72% 12/21/2023 3.3 62% Rochester, NY Multifamily 01/22/2019 24,550 24,550 L + 3.25% L + 3.86% 01/22/2024 3.4 74% Omaha, NE Retail 06/14/2019 14,500 13,054 L + 3.65% L + 4.05% 06/14/2024 3.8 77% Yardley, PA Office 12/19/2019 14,900 14,264 L + 3.75% L + 4.47% 12/19/2024 4.3 75% Orono, ME Multifamily 12/20/2019 18,110 17,423 L + 3.25% L + 3.88% 12/20/2024 4.3 72% Allentown, PA Industrial 01/24/2020 14,000 14,000 L + 3.50% L + 4.02% 01/24/2025 4.4 67% Total/weighted average $ 293,961 $ 279,987 L + 3.60% L + 4.28% 2.9 67% (1) As of November 2, 2020, all of our borrowers had paid their debt service obligations owed and due to us, and none of the loans included in our investment portfolio were in default. (2) In July 2020, the borrower related to a retail property located in Coppell, TX sold a parcel of land that was a part of the property securing the loan. The borrower used $2,089 of the sale proceeds to repay part of the outstanding principal balance under the loan which also reduced the committed principal by the same amount and we allowed the borrower to use the remaining $100 of sale proceeds to increase the reserve for its future debt service obligation payments owed to us under the loan. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 15

LOAN PORTFOLIO DIVERSIFICATION (dollars in thousands) Geographic Diversification by Investment (based on book value of loans held for investment as of September 30, 2020) Maximum Maturity Profile (based on principal balances as of September 30, 2020) West: 4% $160,000 Midwest: 22% $138,120 East: 37% $140,000 $120,000 $100,000 South: 37% $80,000 $69,291 Property Type by Investment $60,000 (based on book value of loans held for investment as of September 30, 2020) LOAN PORTFOLIO DIVERSIFICATION $38,461 Retail $40,000 $20,115 $20,000 $14,000 Hotel: 9% $0 Office: 33% Retail: 16% 2020 2021 2022 2023 2024 2025 Industrial: 17% Multifamily: 25% Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 16

INTEREST RATE SENSITIVITY (dollars in thousands) $500 $0 $-500 $-1,000 $-1,500 $-2,000 In cremental Annual Income from Investments, Net INTEREST RATE SENSITIVITY $-2,500 (0.16%) 0.50% 1.00% Change in USD LIBOR The interest income on our loans held for investment and the interest expense on our borrowings float with LIBOR subject to applicable LIBOR floor arrangements. We have interest rate floor provisions in our loan agreements with borrowers which set a minimum LIBOR rate for each loan. These floors range from 1.50% to 2.50% and the portfolio weighted average is 2.10% as of September 30, 2020. As a result, our interest income will increase if LIBOR exceeds the floor established by any of our investments, and as LIBOR decreases below the floor established for any of our investments, our interest income will not be impacted. We do not currently have a LIBOR floor provision relating to any of the outstanding balances under our Master Repurchase Facility and as a result our interest expense will increase as LIBOR increases and will decrease as LIBOR decreases. The above table illustrates the incremental impact on our annual income from investments, net, due to increases and decreases in LIBOR of 50 basis points and 100 basis points, taking into consideration our borrowers’ interest rate floors as of September 30, 2020. The 50 and 100 basis point decreases in LIBOR have been limited in the analysis above to 16 basis points to result in a LIBOR rate of 0.00%. The results in the table above are based on our loan portfolio and debt outstanding at September 30, 2020 and a LIBOR rate of 0.16%. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis and this illustration is not meant to forecast future results. LIBOR is currently expected to be phased out in 2021. On October 30, 2020, we amended our Master Repurchase Agreement to, among other things, provide that, at such time as LIBOR is no longer available as a base rate to calculate interest payable on amounts outstanding under our Master Repurchase Facility, the replacement base rate shall be the secured overnight financing rate, or SOFR, or if SOFR is not available, such other rate as may be determined by Citibank, N.A. in accordance with the terms of our amended Master Repurchase Agreement. We currently expect that the determination of interest under the agreements governing our loans held for investment would be revised as provided under such agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under such agreements would approximate the current calculation in accordance with LIBOR. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 17

CAPITAL STRUCTURE OVERVIEW (amounts in thousands) Capital Structure Composition Leverage Capacity $300,000 (as of September 30, 2020) (as of September 30, 2020) $200,000 $12,431 Equity: 31% $100,000 $201,051 Master Repurchase Facility: 69% $0 Master Repurchase Facility Advanced Unused Capacity Outstanding Debt to Funded Investments CAPITAL STRUCTURE OVERVIEW Capital Structure Detail (as of September 30, 2020) (as of September 30, 2020) $300,000 $279,987 Initial Maximum Coupon Maturity Principal $201,051 Secured Financing Facility Size Rate (1) Date (2) Balance $200,000 Master Repurchase Facility $ 213,482 L + 2.00% 11/06/2021 $ 201,051 Book Value per Common Share Shareholders’ equity $ 91,063 $100,000 Total outstanding common shares 8,303 Book value per common share $ 10.97 (1) Weighted average rate based on outstanding principal balances as of September 30, 2020. (2) On October 30, 2020, we amended our Master Repurchase Agreement to, among other things, extend the $0 Investments Master Repurchase expiration date of our Master Repurchase Facility by one year to November 6, 2022, subject to early termination Facility as provided for in our Master Repurchase Agreement. Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 18

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward- looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example, we expect to execute an amendment to the loan agreement with the borrower under our loan related to a multifamily property located in Houston, TX to extend the maturity date of the loan by one year to November 10, 2021. This may imply that the amendment will be executed. However, this amendment is subject to conditions. These conditions may not be satisfied and this amendment may not occur, may be delayed or the terms may change. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 19

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures: We present Core Earnings, which is considered a “non-GAAP financial measure” within the meaning of the applicable SEC rules. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to net income determined in accordance with GAAP or an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodology for calculating Core Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Core Earnings may not be comparable to the core earnings as reported by other companies. We believe that Core Earnings provides meaningful information to consider in addition to net income and cash flows from operating activities determined in accordance with GAAP. This measure helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Core Earnings is used in determining the amount of base management and incentive fees payable by us to our Manager under our management agreement. Core Earnings: We calculate Core Earnings as net income, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) the incentive fees earned by our Manager (if any); (b) depreciation and amortization (if any); (c) non-cash equity compensation expense; (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP) (if any); and (e) one-time events pursuant to changes in GAAP and certain non-cash items (if any). Other Measures: All In Yield: All in yield represents the yield on a loan, excluding any repurchase debt funding applicable to the loan and including amortization of deferred fees over the initial term of the loan. Maximum Maturity: Maximum maturity assumes all loan extension options are exercised, which options are subject to the borrower meeting certain conditions. LTV: Loan to Value Ratio, or LTV, represents the initial loan amount divided by the underwritten in place value at closing. Net Debt: Principal balance of debt, less cash. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Tremont Mortgage Trust ConfidentialSupplemental Operating and Financial Data, September 30, 2020 20